SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )
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The Gabelli Multimedia Trust Inc.
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THE GABELLI MULTIMEDIA TRUST INC.
One Corporate Center Rye,
New York 10580-1422
(914) 921-5070
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 9, 2022
To the Stockholders of
THE GABELLI MULTIMEDIA TRUST INC.
Notice is hereby given that the Annual Meeting of Stockholders of The Gabelli Multimedia Trust Inc., a Maryland corporation (the “Fund”), will be held on Monday, May 9, 2022 at 9:30 a.m., ET, virtually by Internet webcast (the “Meeting”), and at any adjournments or postponements thereof for the following purposes:
1.
To elect four (4) Directors of the Fund, three (3) Directors to be elected by the holders of the Fund’s common stock and holders of its Series C Auction Rate Cumulative Preferred Stock, 5.125% Series E Cumulative Preferred Stock and 5.125% Series G Cumulative Preferred Stock, voting together as a single class, and one (1) Director to be elected by the holders of the Fund's Preferred Stock, voting as a separate class; and

2.	To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments or postponements thereof.
These items are discussed in greater detail in the attached Proxy Statement.
As part of our precautions regarding the coronavirus or COVID-19, the Meeting will be held as a virtual meeting. Individuals will not be able to attend the Meeting in person. To participate in the Meeting, stockholders must register in advance by submitting the required information to the Fund at: http://Gabelli.com/CEFAnnualMeeting. Following registration, a stockholder will be provided with instructions regarding how to access the virtual Meeting, including the link for the Meeting.
Requests for registration must be received no later than 5:00 p.m., ET, on May 8, 2022. Stockholders will receive an email confirming their registration and providing instructions for participating in the Meeting. Any questions should be directed to CEFProxy@gabelli.com.
The close of business on March 14, 2022, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.
YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WE ENCOURAGE YOU TO VOTE YOUR PROXY IN ADVANCE OF THE MEETING, EVEN IF YOU PLAN TO ATTEND THE MEETING. STOCKHOLDERS MAY AUTHORIZE THEIR PROXY BY TELEPHONE OR THE INTERNET. ALTERNATIVELY, STOCKHOLDERS MAY SUBMIT VOTING INSTRUCTIONS BY SIGNING AND DATING THE PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.
By Order of the Board of Directors,

PETER GOLDSTEIN
Secretary
March 30, 2022

INSTRUCTIONS FOR SIGNING PROXY CARDS TO BE RETURNED BY MAIL
The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to properly sign your proxy card.
1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.
2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.
3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:
Registration		Valid Signature
Corporate Accounts
(1)	ABC Corp.	ABC Corp., by John Doe, Treasurer
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp.
	c/o John Doe, Treasurer	John Doe
(4)	ABC Corp., Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee
	u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts
(1)	John B. Smith, Cust.
	f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith, Executor
	Estate of Jane Smith	John B. Smith, Executor
INSTRUCTIONS FOR TELEPHONE/INTERNET VOTING
Instructions for authorizing your proxy to vote your shares by telephone or Internet are included with the Notice of Internet Availability of Proxy Materials and the proxy card.

THE GABELLI MULTIMEDIA TRUST INC.
ANNUAL MEETING OF STOCKHOLDERS
May 9, 2022
PROXY STATEMENT
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board,” the members of which are referred to as “Directors”) of The Gabelli Multimedia Trust Inc., a Maryland corporation (the “Fund”), for use at the Annual Meeting of Stockholders of the Fund to be held on Monday, May 9, 2022, at 9:30 a.m., ET, virtually by Internet webcast (the “Meeting”), and at any adjournments or postponements thereof. A Notice of Internet Availability of Proxy Materials will first be mailed to stockholders on or about March 30, 2022.
As part of our precautions regarding the coronavirus or COVID-19, the Meeting will be held as a virtual meeting. Individuals will not be able to attend the Meeting in person. To participate in the Meeting, stockholders must register in advance by submitting the required information to the Fund at: http://Gabelli.com/CEFAnnualMeeting. Following registration, a stockholder will be provided with instructions regarding how to access the virtual Meeting, including the link for the Meeting.
Requests for registration must be received no later than 5:00 p.m., ET, on May 8, 2022. Stockholders will receive an email confirming their registration and providing instructions for participating in the Meeting. Any questions should be directed to CEFProxy@gabelli.com.
In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, and affiliates of Computershare or other representatives of the Fund may also solicit proxies by telephone, Internet, or in person. In addition, the Fund has retained Morrow Sodali LLC to assist in the solicitation of proxies for an estimated fee of $1,000 plus reimbursement of expenses. The Fund will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing, printing, and mailing the Notice of Internet Availability of Proxy Materials and/or Proxy Statement and its enclosures. If requested, the Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.
The Fund’s most recent annual report, including audited financial statements for the fiscal year ended December 31, 2021, is available upon request, without charge, by writing to the Secretary of the Fund, One Corporate Center, Rye, New York 10580-1422, calling the Fund at 800-422-3554, or via the Internet at www.gabelli.com.
If the proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted “FOR” the election of the nominees as Directors as described in this Proxy Statement, unless instructions to the contrary are marked thereon, and at the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any stockholder who has submitted a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares or by submitting a letter of revocation or a later dated proxy to the Fund at the above address prior to the date of the Meeting.
A “quorum” is required in order to transact business at the Meeting. A quorum of stockholders is constituted by the presence or representation by proxy of stockholders of the Fund entitled to cast at least a majority of the votes entitled to be cast at the Meeting. Whether or not a quorum is present, the chairperson of the Meeting may adjourn the Meeting indefinitely, or from time to time, to a date not more than 120 days after the original record date, without notice other than announcement at the Meeting. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned meeting must take place not more than 120 days after the original record date. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the Meeting as originally notified. The Fund may postpone or cancel a meeting of shareholders, and if it does the Fund will make a public announcement of such postponement or cancellation prior to the meeting. The postponed meeting may not be held more than 120 days after the initial record date.

The close of business on March 14, 2022, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and all adjournments or postponements thereof.
The Fund has two classes of stock outstanding: common stock, par value $0.001 per share (“Common Stock”), and preferred stock consisting of (i) Series C Auction Rate Cumulative Preferred Stock (“Series C Preferred”), (ii) 5.125% Series E Cumulative Preferred Stock (“Series E Preferred”), and (iii) 5.125% Series G Cumulative Preferred Stock (“Series G Preferred”), each having a par value of $0.001 per share (together, “Preferred Stock”). The holders of the Common Stock and Preferred Stock are each entitled to one vote on each matter to properly come before the Meeting for each full share held. On the record date, there were 27,431,380 shares of Common Stock, 10 shares of Series C Preferred, 1,996,700 shares of Series E Preferred, and 1,990,201 shares of Series G Preferred, outstanding.
Set forth below is information as to those stockholders to the Fund’s knowledge that beneficially own 5% or more of a class of the Fund’s outstanding voting securities as of the record date.
Name and Address of Beneficial Owner(s)	Title of Class	Amount of Shares and Nature of Ownership	Percent of Class
Mario J. Gabelli and affiliates One Corporate Center Rye, NY 10580-1422	Common	2,594,067 (beneficial)*	9.5%

First Trust Portfolios LP Suite 400 120 East Liberty Drive Wheaton, IL 60187	Common	1,666,153	6.1%

Fidelity & Guaranty Life Insurance Co. 1001 Fleet Street Baltimore, MD 21202	Preferred	360,482	9.0%

Louisiana Workers Compensation Corporation	Preferred	328,840 (beneficial)	8.2%
2237 South Acadian Thruway Baton Rouge, LA 70808

Americo Financial Life & Annuity	Preferred	280,000 (beneficial)	7.0%
P.O. Box 410288 Kansas City, MO 64141
*
Comprised of 943,982 shares of Common Stock owned directly by Mr. Gabelli, 24,627 shares of Common Stock owned by a family partnership for which Mr. Gabelli serves as general partner, 33,333 shares of Common Stock owned by GPJ Retirement Partners, LLC, and 1,592,125 shares of Common Stock owned by GAMCO Investors, Inc. or its affiliates.

SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS
Proposal	Common Stockholders	Preferred Stockholders
Election of Directors	Common and Preferred Stockholders, voting together as a single class, vote to elect three Directors: Mario J. Gabelli, Calgary Avansino, and Christopher J. Marangi	Common and Preferred Stockholders, voting together as a single class, vote to elect three Directors: Mario J. Gabelli, Calgary Avansino, and Christopher J. Marangi
Preferred Stockholders, voting as a separate class, vote to elect one Director: Anthony S. Colavita

Other Business	Common and Preferred Stockholders, voting together as a single class

PROPOSAL: TO ELECT FOUR (4) DIRECTORS OF THE FUND
Nominees for the Board of Directors
The Board currently consists of twelve Directors, ten of whom are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). The Fund divides the Board into three classes, each class having a term of three years. Each year, the term of office of one class will expire. Mario J. Gabelli, Calgary Avansino, Anthony S. Colavita, and Christopher J. Marangi have each been nominated by the Board for election to serve for a three year term to expire at the Fund’s 2025 Annual Meeting of Stockholders or until their successors are duly elected and qualified. Messrs. Zizza, Gabelli, and Conn have served as Directors of the Fund since the April 6, 1994 organizational meeting of the Fund. Mr. Fahrenkopf became a Director of the Fund on August 18, 1999; Dr. Roeder became a Director of the Fund on November 17, 1999; Mr. Nakamura became a Director of the Fund on August 15, 2012; Mr. Marangi became a Director of the Fund on March 21, 2013; Messers. Birch and Zucchi became Directors of the Fund on August 20, 2019; and Ms. Avansino, Dr. Bogan, and Mr. Anthony S. Colavita became Directors of the Fund on March 25, 2021. All of the Directors of the Fund are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the “Adviser”) or its affiliates serve as investment adviser with the exception of Mr. Marangi, who only serves as a Director of this Fund. The classes of Directors are indicated below:
Nominees to Serve Until 2025 Annual Meeting of Stockholders
Mario J. Gabelli
Calgary Avansino
Anthony S. Colavita
Christopher J. Marangi
Directors Serving Until 2024 Annual Meeting of Stockholders
John Birch
Elizabeth C. Bogan
James P. Conn
Kuni Nakamura
Directors Serving Until 2023 Annual Meeting of Stockholders
Frank J. Fahrenkopf, Jr.
Werner J. Roeder
Salvatore J. Zizza
Daniel E. Zucchi
Under the Fund’s Charter and the 1940 Act, holders of the Fund’s outstanding Preferred Stock, voting as a separate class, are entitled to elect two Directors, and holders of the Fund’s outstanding Common Stock and Preferred Stock, voting together as a single class, are entitled to elect the remaining Directors. The holders of the Fund’s outstanding Preferred Stock would be entitled to elect the minimum number of additional Directors that would represent a majority of the Directors in the event that dividends on the Fund’s Preferred Stock become in arrears for two full years and until all arrearages are eliminated. No dividend arrearages exist as of the date of this Proxy Statement. Messrs. Anthony S. Colavita and James P. Conn are currently the Directors elected solely by the holders of the Fund’s Preferred Stock. Mr. James P. Conn’s term as Director is scheduled to expire at the Fund’s 2024 Annual Meeting of Stockholders. Therefore, he is not standing for election at this meeting. A quorum of the Preferred Stockholders must be present or represented by proxy at the Meeting in order for the proposal to elect Mr. Colavita to be considered.
Unless instructions are provided to the contrary, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Director if elected at the Meeting. If, however, a designated nominee declines or otherwise becomes unavailable for election, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees. Each nominee is qualified to serve as a Director under the Fund’s governing documents.

Information about Directors and Officers
Set forth in the table below are the existing Directors, including those Directors who are not considered to be “interested persons,” as defined in the 1940 Act (the “Independent Directors”), four of whom are nominated for re-election to the Board of the Fund, and officers of the Fund, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations, and, in the case of the Directors, their other directorships during the past five years (excluding other funds managed by the Adviser), if any.
Name, Position(s), Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director	Number of Portfolios in Fund Complex(3) Overseen by Director
INTERESTED DIRECTORS/NOMINEES(4):
Mario J. Gabelli Chairman and Chief Investment Officer Age: 79	Since 1994*
Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.

Director of Morgan Group Holding, Co. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)
				31(10)

Christopher J. Marangi Director Age: 47	Since 2013*	Managing Director and Co-Chief Investment Officer of the Value team of GAMCO Investors, Inc.; Portfolio Manager for Gabelli Funds, LLC and GAMCO Asset Management Inc.	—	4

INDEPENDENT DIRECTORS/NOMINEES(5):
Calgary Avansino(7) Director Age: 46	Since 2021*	Chief Executive Officer, Glamcom (2018-2020)	Trustee, Cate School; Trustee, the E.L. Wiegand Foundation; Member, the Common Sense Media Advisory Council	5

John Birch(7) Director Age: 71	Since 2019**	Partner, The Cardinal Partners Global; Chief Operating Officer of Sentinel Asset Management and Chief Financial Officer and Chief Risk Officer of Sentinel Group Funds (2005-2015)	—	7

Elizabeth C. Bogan Director Age: 78	Since 2021**	Senior Lecturer in Economics at Princeton University	—	12

Anthony S. Colavita(6)(7) Director Age: 60	Since 2021*	Attorney, Anthony S. Colavita, P.C.; Supervisor, Town of Eastchester, NY	—	21

James P. Conn(6) Director Age: 84	Since 1994**	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings, Ltd. (1992-1998)	—	23

Frank J. Fahrenkopf, Jr.(7) Director Age: 82	Since 1999***	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking); Director of Eldorado Resorts, Inc. (casino entertainment company)	11

Name, Position(s), Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director	Number of Portfolios in Fund Complex(3) Overseen by Director
Kuni Nakamura Director Age: 53	Since 2012**	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate); Trustee on Long Island University Board of Trustees; Trustee on Fordham Preparatory School Board of Trustees	—	35

Werner J. Roeder Director Age: 81	Since 1999***	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—	20
Salvatore J. Zizza(7)(8) Director Age: 76	Since 1994***	President, Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing)	33

Daniel E. Zucchi Director Age: 81	Since 2019***	President of Zucchi & Associates (general business consulting); Senior Vice President of Hearst Corp. (1984-1995)	Cypress Care LLC (health care) (2001-2009); Director, PMV Consumer Acquisition Corp	3
OFFICERS:
Name, Position(s), Address(1) and Age	Term of Office and Length of Time Served(9)	Principal Occupation(s) During Past Five Years
Bruce N. Alpert President Age: 70	Since 2003
Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Vice President - Mutual Funds, G.research, LLC

John C. Ball Treasurer and Principal Financial and Accounting Officer Age: 46	Since 2017
Treasurer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014- 2017; Chief Executive Officer, G. Distributors, LLC since December 2020

Peter Goldstein Secretary and Vice President Age: 68	Since 2020
General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer Age: 62	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013

Daniel Plourde Vice President Age: 41	Since 2021
Vice President of registered investment companies within the Gabelli/GAMCO Fund Complex since 2021; Assistant Treasurer of the North American SPDR ETFs and State Street Global Advisors Mutual Funds (2017-2021); Fund Administration at State Street Bank (2009-2017)

Laurissa M. Martire Vice President Age: 45	Since 2004	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President (since 2019) and other positions (2003-2019) of GAMCO Investors, Inc.

Carter W. Austin Vice President and Ombudsman Age: 55	Since 2010	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President (since 2015) and Vice President (1996-2015) of Gabelli Funds, LLC
(1)	Address: One Corporate Center, Rye, NY 10580-1422.

(2)
The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.

(3)
The “Fund Complex” or the “Gabelli/GAMCO Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.

(4)
“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli and Marangi are each considered to be an “interested person” of the Fund because of their affiliation with the Fund’s Adviser.

(5)
Directors who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Directors. None of the Independent Directors (with the possible exceptions as described in this proxy statement) nor their family members had any interest in the Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Adviser as of December 31, 2021.

(6)	Director/Nominee elected solely by holders of the Fund’s Preferred Stock.
(7)
Mr. Anthony S. Colavita’s father, Anthony J. Colavita, and Mr. Fahrenkopf’s daughter, Leslie F. Foley, serve as directors of other funds in the Gabelli/GAMCO Fund Complex. Ms. Avansino is the daughter of Raymond C. Avansino, Jr., who is a Director of GAMCO Investors, Inc., the parent company of the Fund's Adviser. Mr. Zizza is an independent director of Gabelli International Ltd., and Mr. Birch is a director of Gabelli Merger Plus+ Trust Plc, GAMCO International SICAV, Gabelli Associates Limited, and Gabelli Associates Limited II E, both of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

(8)
On September 9, 2015, Mr. Zizza entered into a settlement with the Securities and Exchange Commission (the “SEC”) to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

(9)
Includes time served in prior positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.

(10)
As of December 31, 2021, there are a total of 47 registered investment companies in the Fund Complex. Of the 47 registered investment companies, Mr. Gabelli serves as a director or trustee for 31 funds, sole portfolio manager of 5 funds, and part of the portfolio management team of 15 funds.

*	Nominee to serve, if elected, until the Fund’s 2025 Annual Meeting of Stockholders or until his or her successor is duly elected and qualifies.
**	Term continues until the Fund’s 2024 Annual Meeting of Stockholders or until his or her successor is duly elected and qualifies.
***	Term continues until the Fund’s 2023 Annual Meeting of Stockholders or until his successor is duly elected and qualifies.
The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes or skills common to all Directors are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Directors, the Adviser, the sub-administrator, other service providers, counsel, and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his duties effectively has been attained in large part through the Director’s business, consulting, or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Fund Complex, public companies, non-profit entities, or other organizations as set forth above and below. Each Director’s ability to perform his duties effectively also has been enhanced by his education, professional training, and other experience.
Interested Directors/Nominees
Mario J. Gabelli, CFA. Mr. Gabelli is Chairman of the Board of Directors and Chief Investment Officer of the Fund. He serves in the same capacities for other funds in the Fund Complex. Mr. Gabelli is a member of the Fund’s ad hoc Pricing Committee. Mr. Gabelli is Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. (“GBL”), a New York Stock Exchange (“NYSE”)-listed asset manager and financial services company. He is the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc. (“GAMCO”), each of which are asset management subsidiaries of GBL. In addition, Mr. Gabelli is Chief Executive Officer, Chief Investment Officer, a director and the controlling shareholder of GGCP, Inc. (“GGCP”), a private company that holds a majority interest in GBL, and the Chairman of MJG Associates, Inc., which acts as an investment manager of various investment funds and other accounts. He is Executive Chairman of Associated Capital Group, Inc., a public company that provides alternative management and institutional research services, and is a majority-owned subsidiary of GGCP. Mr. Gabelli has served as Chairman of LICT Corporation (“LICT”), a public company engaged in broadband transport and other communications services, since 2004 and has been the CEO of LICT since December 2010. He has also served as a director of CIBL, Inc. (“CIBL”), a public holding company that was spun-off from LICT in 2007, since 2007 and as Executive Chairman since February 2020. He served as the Chairman of Morgan Group Holding Co., a public holding company, from 2001 to October 2019 and as the CEO from 2001 to November 2012. Mr. Gabelli serves as Overseer of the

Columbia University Graduate School of Business and as a trustee of Boston College and Roger Williams University. He serves as a director of the Winston Churchill Foundation, The E.L. Wiegand Foundation, The American-Italian Cancer Foundation, and The Foundation for Italian Art and Culture. He is Chairman of the Gabelli Foundation, Inc., a Nevada private charitable trust. Mr. Gabelli serves as Co-President of Field Point Park Association, Inc. Mr. Gabelli received his Bachelor’s degree from Fordham University, M.B.A. from Columbia Business School, and honorary Doctorates from Fordham University and Roger Williams University.
Christopher J. Marangi. Mr. Marangi is a Managing Director and Co-Chief Investment Officer of the Value team of GBL. In addition to the Fund, he is a portfolio manager on GAMCO’s institutional and high net worth separate accounts team and for several other open- and closed-end funds in the Gabelli/GAMCO Fund Complex. He joined GBL in 2003 as a research analyst covering companies in the cable, satellite, and entertainment sectors. He began his career as an investment banking analyst with J.P. Morgan & Company and later joined the private equity firm, Wellspring Capital Management. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a Bachelor’s degree in Political Economy from Williams College and holds an M.B.A. with honors from the Columbia Business School.
Independent Directors/Nominees
Calgary Avansino. Ms. Avansino was CEO of Glamcam from 2018 - 2020, a social commerce app focusing on the Gen Z market. She also serves on the Board of Trustees of the Cate School beginning in 2017 and the E.L. Wiegand Foundation beginning in 2018, and is a member of the Common Sense Media Advisory Council beginning 2019. Previously, beginning in 2014, she was a Contributing Vogue Editor in order to launch her eponymous wellness company, and in 2016, she published the nutrition book entitled Keep It Real, launched a website, and was a prolific public speaker on wellness trends. From 2009 - 2013 Avansino was Executive Fashion Director and Digital Project Director at British Vogue. Ms. Avansino is a graduate of Cate Preparatory School '93 and Georgetown University '98, with a major in English Literature and a minor in Women's Studies.
John Birch. Mr. Birch is a Partner of The Cardinal Partners Global, a strategic advisory firm, providing strategic advice and distribution support to international investment managers. He is a member of the Fund's ad hoc Pricing Committee. Mr. Birch serves on board committees with respect to other funds in the Fund Complex on whose boards he sits. He is also a director of the GAMCO International SICAV and the Gabelli Merger Plus+ Trust Plc. From 2005 to 2015, Mr. Birch served as the Chief Operating Officer of Sentinel Asset Management and Chief Financial Officer, and Chief Risk Officer of the Sentinel Group Funds. His other experience includes Vice President of Transfer Agency at State Street Bank in Luxembourg; Chief Operating Officer and Senior Vice President of American Skandia Investment Services, Inc.; Chief Operating Officer and Executive Vice President (Partner) of International Fund Administration, Ltd.; Chief Administrative Officer and Senior Vice President – Mutual Funds Division and Managing Director of Gabelli Funds, Inc.; and senior roles at Kansallis Banking Group and Privatbanken A/S. Mr. Birch received his Master of Tax from Metropolitan University College (Copenhagen) and attended the Program for Management Development at the Harvard Graduate School of Business.
Elizabeth C. Bogan, Ph.D. Dr. Bogan has been Senior Lecturer in Economics at Princeton University since 1992. She was formerly Chair of the Economics and Finance Department, Fairleigh Dickinson University, and a member of the Executive Committee for the College of Business Administration. Dr. Bogan serves on committees for other funds in the Fund Complex. She received her Bachelor’s degree in Economics from Wellesley College, an M.A. degree in Quantitative Economics from the University of New Hampshire, and a Ph.D. degree in Economics from Columbia University.
Anthony S. Colavita, Esq. Mr. Colavita has been a practicing attorney with Anthony S. Colavita, P.C. since February 1988. Mr. Colavita serves on board committees with respect to other funds in the Fund Complex on whose boards he sits. He has been Town Supervisor of the Town of Eastchester, New York since January 2004, with responsibilities for the review, adoption, and administration of a $35 million budget. He has also served as a board member for multiple not-for-profit corporations and was previously counsel to the New York State Senate. Additionally, Mr. Colavita was an Eastchester Town Councilman from 1998 to 2003. He has been active on the boards of several community based programs. Mr. Colavita received his Bachelor of Arts from Colgate University and his Juris Doctor from Pace University School of Law.
James P. Conn. Mr. Conn is the Lead Independent Director of the Fund and a member of the Fund’s ad hoc Proxy Voting and ad hoc Pricing Committees. Mr. Conn serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He was a senior business executive of Transamerica

Corp., an insurance holding company, for much of his career including service as Chief Investment Officer. Mr. Conn has been a director of several public companies in banking and other industries, and was lead director and/or chair of various committees. He received his Bachelor’s degree in Business Administration from Santa Clara University.
Frank J. Fahrenkopf, Jr. Mr. Fahrenkopf is the Co-Chairman of the Commission on Presidential Debates, which is responsible for the widely-viewed Presidential debates during the quadrennial election cycle. He also served as Chairman of the Republican National Committee for six years during Ronald Reagan’s presidency. Additionally, he serves as a board member of the International Republican Institute, which he founded in 1984. Mr. Fahrenkopf serves on the boards of other funds in the Gabelli/GAMCO Fund Complex. Mr. Fahrenkopf is the former President and Chief Executive Officer of the American Gaming Association (“AGA”), the trade group for the hotel-casino industry. He served for many years as Chairman of the Pacific Democrat Union and Vice Chairman of the International Democrat Union, a worldwide association of political parties from the United States, Great Britain, France, Germany, Canada, Japan, Australia, and twenty other nations. Prior to becoming the AGA’s first chief executive in 1995, Mr. Fahrenkopf was a partner in the law firm of Hogan & Hartson, where he chaired the International Trade Practice Group and specialized in regulatory, legislative, and corporate matters for multinational, foreign, and domestic clients. Mr. Fahrenkopf is the former Chairman of the Finance Committee of the Culinary Institute of America and remains a member of the board. For over 30 years, Mr. Fahrenkopf has served on the Board of First Republic Bank and as Chairman of the Corporate Governance and Nominating Committee and as a member of the Compensation Committee. He also serves as a member of the Board of Eldorado Resorts, Inc., which owns and operates 19 casinos in 10 states. Mr. Fahrenkopf received his Bachelor’s degree from the University of Nevada, Reno and Juris Doctor from Boalt Hall School of Law, U.C. Berkeley.
Kuni Nakamura. Mr. Nakamura is the president of Advanced Polymer, Inc., a chemical manufacturing company, and president of KEN Enterprises, Inc., a real estate company. He is the Chairman of the Fund’s Audit and Nominating Committees, a member of the Fund’s ad hoc Pricing and ad hoc Proxy Voting Committees, and has been designated as the Fund’s Audit Committee Financial Expert. Mr. Nakamura serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Nakamura was previously a board member of The LGL Group, Inc., a diversified manufacturing company. He serves on the Board of Trustees of Long Island University in Brookville, NY and the Fordham Preparatory School. He is involved in various capacities with The University of Pennsylvania and The Guiding Eyes for the Blind. Mr. Nakamura is a graduate of the University of Pennsylvania – The Wharton School with a Bachelor’s degree in Economics and Multinational Management.
Werner J. Roeder, M.D. Dr. Roeder is a retired physician with over forty-five years of experience and former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital in Bronxville, New York. As Vice President of Medical Affairs at New York Presbyterian/Lawrence Hospital, he was actively involved in personnel and financial matters concerning the hospital’s $140 million budget. He is a member of the Fund’s Audit Committee and both multi-fund ad hoc Compensation Committees. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Dr. Roeder is board certified as a surgeon by The American Board of Surgery and previously served in a consulting capacity to Empire Blue Cross/Blue Shield. He obtained his Doctorate in Medicine from New York Medical College.
Salvatore J. Zizza. Mr. Zizza is the President of Zizza & Associates Corp., a private holding company that invests in various industries. He also serves or has served as Chairman to other companies involved in manufacturing, recycling, real estate, technology, and pharmaceuticals. He is a member of the Fund’s Audit, Nominating, and ad hoc Pricing Committees, and a member of both multi-fund ad hoc Compensation Committees. Mr. Zizza serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. In addition to serving on the boards of other funds in the Fund Complex, Mr. Zizza is currently and has previously been a director of other public companies. He was also the President, Chief Executive Officer, and Chief Financial Officer of a large NYSE-listed construction company. Mr. Zizza received his Bachelor’s degree and M.B.A. in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences.
Daniel E. Zucchi. Mr. Zucchi is President of Zucchi & Associates, a marketing and communications consulting firm. Mr. Zucchi serves on the boards of other funds in the Gabelli/GAMCO Fund Complex. Mr. Zucchi served as a board member and an investor in Anduro Holdings Inc., a manufacturer of consumer packaging. He served as a board member and was one of the initial investors in Cypress Care LLC, a pharmacy benefit management company. In addition, Mr. Zucchi was a Senior Executive at Time Warner and the Hearst Corporation for over thirty years. In the public sector, Mr. Zucchi has served as a locally-elected government official, most recently since 2009 as a member of the Westchester County Executive’s task force. Mr. Zucchi is a graduate of the University of Connecticut and attended the Harvard AAAA program during his tenure at Time Warner. He resides in Jupiter, Florida.
Directors – Leadership Structure and Oversight Responsibilities
Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Conn as the Lead Independent Director. The Lead Independent Director presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Directors on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the Lead Independent Director any obligations or standards greater than or different from other Directors. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee that exercises beneficial ownership responsibilities on behalf of the Fund in selected situations. From time to time, the Board establishes additional committees or informal working groups, such as an ad hoc Pricing Committee related to securities offerings by the Fund, to address specific matters or assigns one of its members to work with directors or trustees of other funds in the Fund Complex on special committees or working groups that address complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to the compensation of the Chief Compliance Officer for all the funds in the Fund Complex and a separate multi-fund ad hoc Compensation Committee relating to the compensation of certain other officers of the closed-end funds in the Fund Complex.
All of the Fund’s Directors, other than Messrs. Mario J. Gabelli and Christopher J. Marangi, are Independent Directors and the Board believes it is able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Independent Directors meet regularly in executive session and chair all committees of the Board.
The Fund’s operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator, and the officers of the Fund are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. As part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks, including options risk being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes designed to provide visibility to the Board regarding the identification, assessment and management of critical risks, and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes at its discretion at any time.
The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning, and may make changes at its discretion at any time.

Beneficial Ownership of Shares Held in the Fund and the Family of Investment Companies for each Director and Nominee for Election as Director
Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Director and nominee for election as Director and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Director and nominee for election as Director.
Name of Director/Nominee	Dollar Range of Equity Securities Held in the Fund*(1)	Aggregate Dollar Range of Equity Securities Held in the Family of Investment Companies*(1)(2)
INTERESTED DIRECTORS/NOMINEES:
Mario J. Gabelli	E	E
Christopher J. Marangi	D	E

INDEPENDENT DIRECTORS/NOMINEES:
Calgary Avansino	A	A
John Birch	C	E
Elizabeth C. Bogan	A	E
Anthony S. Colavita	A	A
James P. Conn	C	E
Frank J. Fahrenkopf, Jr.	A	D
Kuni Nakamura	E	E
Werner J. Roeder	A	E
Salvatore J. Zizza	D	E
Daniel E. Zucchi	A	E
*	Key to Dollar Ranges
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	Over $100,000
All shares were valued as of December 31, 2021.
(1)
This information has been furnished by each Director and nominee for election as Director as of December 31, 2021. “Beneficial Ownership” is determined in accordance with Rule 16a-l(a)(2) of the 1934 Act.

(2)
The term “Family of Investment Companies” includes two or more registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the registered funds that comprise the “Fund Complex” are identical to those that comprise the “Family of Investment Companies.”

Set forth in the table below, with respect to each Director, nominee for election as Director and executive officer of the Fund, is the amount of shares beneficially owned by such person.
Name of Director/Nominee/Officer	Amount and Nature of Beneficial Ownership(1)	Percent of Shares Outstanding(2)
INTERESTED DIRECTORS/NOMINEES:
Mario J. Gabelli	2,594,067(3)	9.5%
Christopher J. Marangi	1,107	*
	2,000 Series E Preferred	*
	2,000 Series G Preferred	*
INDEPENDENT DIRECTORS/NOMINEES:
Calgary Avansino	0	*
John Birch	4,560	*
Elizabeth C. Bogan	0	*
Anthony S. Colavita	0	*
James P. Conn	3,350	*
Frank J. Fahrenkopf, Jr.	0	*
Kuni Nakamura	14,260	*
Werner J. Roeder	0	*
Salvatore J. Zizza	8,829	*
Daniel E. Zucchi	0	*

EXECUTIVE OFFICERS:
Bruce N. Alpert	4,823	*
	4,520 Series E Preferred(4)	*
	3,208 Series G Preferred(5)	*
John C. Ball	0	*
Peter Goldstein	0	*
Richard J. Walz	0	*
(1)
This information has been furnished by each Director, including each nominee for election as Director, and executive officer as of December 31, 2021. “Beneficial Ownership” is determined in accordance with Rule 13d-3 of the 1934 Act. Reflects ownership of Common Stock unless otherwise noted.

(2)
An asterisk indicates that the ownership amount constitutes less than 1% of the total shares outstanding. The ownership of the Directors, including nominees for election as Director, and executive officers as a group constitutes 9.6% of the total Common Stock outstanding and less than 1.0% of the total Preferred Stock outstanding.

(3)
Comprised of 943,982 shares of Common Stock owned directly by Mr. Gabelli, 24,627 shares of Common Stock owned by a family partnership for which Mr. Gabelli serves as general partner, 33,333 shares of Common Stock owned by GPJ Retirement Partners, LLC in which Mr. Gabelli has less than 100% interest and disclaims beneficial ownership of the shares held by this entity which are in excess of this indirect, pecuniary interest, and 1,592,125 Shares of Common Stock owned by GAMCO Investors, Inc. or its affiliates.

(4)	Includes 2,000 shares of Series E Preferred Stock owned by Mr. Alpert’s spouse for which he disclaims beneficial ownership.
(5)	All 3,000 shares of Series G Preferred Stock owned by Mr. Alpert's spouse for which he disclaims beneficial ownership.

Set forth in the table below is the amount of interests beneficially owned by each Independent Director, nominee for election as an Independent Director or his or her family member, as applicable, in a person, other than a registered investment company, that may be deemed to be controlled by the Fund’s Adviser and/or affiliates (including Mario J. Gabelli) and in that event would be deemed to be under common control with the Fund’s Adviser.
Name of Independent Director/Nominee	Name of Owner and Relationships to Director/Nominee	Company	Title of Class	Value of Interests(1)	Percent of Class(2)
Frank J. Fahrenkopf, Jr.	Same	Gabelli Associates Limited II E	Membership Interests	$1,224,642	*
Kuni Nakamura	Same	The LGL Group, Inc.	Common Stock	$19,374	*
Kuni Nakamura	Same	The LGL Group, Inc.	Warrants	$1,298	*
Werner J. Roeder	Same	Gabelli Associates Fund II	Membership Interests	$734,725	*
Salvatore J. Zizza	Same	Gabelli Associates Fund	Membership Interests	$2,933,681	*
Salvatore J. Zizza	Same	Gabelli Performance Partnership L.P.	Limited Partner Interests	$360,853	*
(1)	This information has been furnished as of December 31, 2021.
(2)	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.
The Fund pays each Independent Director an annual retainer of $6,000 plus $500 for each Board meeting attended and each Independent Director is reimbursed by the Fund for any out-of-pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman, and the Lead Independent Director each receive an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings on behalf of multiple funds. The aggregate remuneration (excluding out- of-pocket expenses) paid by the Fund to such Directors during the fiscal year ended December 31, 2021, amounted to $100,871. During the fiscal year ended December 31, 2021, the Directors of the Fund met five times, four which were regular quarterly Board meetings and one of which was a special Board meeting. Each Director then serving in such capacity attended at least 75% of the Board meetings and of any committee of which he is a member.
The Audit Committee and Audit Committee Report
The role of the Fund’s Audit Committee is to assist the Board of Directors in its oversight of (i) the quality and integrity of the Fund’s financial statement reporting process and the independent audit and reviews thereof; (ii)the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain of its service providers; (iii) the Fund’s compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm’s qualifications, independence, and performance. The Audit Committee also is required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the “Audit Charter”) that was most recently reviewed and approved by the Board of Directors on February 7, 2022. The Audit Charter is available in the Closed-End Funds – Corporate Governance section on the Fund’s website at www.gabelli.com.
Pursuant to the Audit Charter, the Audit Committee is responsible for conferring with the Fund’s independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund’s independent registered public accounting firm, and overseeing the Fund’s internal controls. The Audit Charter also contains provisions relating to the pre-approval by the Audit Committee of audit and non-audit services to be provided by PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) to the Fund and to the Adviser and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing, and financial matters affecting the Fund. As set forth in the Audit Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Directors and to the Audit Committee, as representatives of stockholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee.
In performing its oversight function, at a meeting held on February 14, 2022, the Audit Committee reviewed and discussed with management of the Fund and PricewaterhouseCoopers, the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2021, the audited financial statements of the Fund as of and for the fiscal year ended December 31, 2021, and the conduct of the audit of such financial statements.

In addition, the Audit Committee discussed with PricewaterhouseCoopers the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by PricewaterhouseCoopers as required by Auditing Standard No. 16, as amended (AICPAAU-C Section 260), as adopted by the Public Company Accounting Oversight Board (United States) (“PCAOB”). The Audit Committee also received from PricewaterhouseCoopers the written disclosures and statements required by the SEC’s independence rules, delineating relationships between PricewaterhouseCoopers and the Fund, and discussed the impact that any such relationships might have on the objectivity and independence of PricewaterhouseCoopers as the Fund’s independent registered public accounting firm.
As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems, and the independent audit process.
The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management, or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund’s independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles (United States).
Based on its consideration of the audited financial statements and the discussions referred to above with management and PricewaterhouseCoopers, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Charter and those discussed above, the Audit Committee recommended to the Fund’s Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended December 31, 2021.
Submitted by the Audit Committee of the Fund’s Board of Directors
Kuni Nakamura, Chairman
Werner J. Roeder, M.D.
Salvatore J. Zizza
February 14, 2022
The Audit Committee met two times during the fiscal year ended December 31, 2021. The Audit Committee is composed of three of the Fund’s Independent Directors, namely Messrs. Nakamura (Chairman), Roeder, and Zizza. Each member of the Audit Committee has been determined by the Board of Directors to be financially literate, and independent as independence is defined in the listing standards of the NYSE. Mr. Nakamura has been designated as the Fund’s audit committee financial expert, as defined in Items 407 (d)(5)(ii) and (iii) of Regulation S-K.

Nominating Committee
The Board of Directors has a Nominating Committee composed of two Independent Directors, Messrs. Nakamura (Chairman) and Zizza, all of whom are independent as independence as determined under guidelines of the NYSE. The Nominating Committee met twice during the fiscal year ended December 31, 2021. The Nominating Committee is responsible for identifying and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will consider recommendations by stockholders if a vacancy were to exist. In considering candidates submitted by stockholders, the Nominating Committee will take into consideration the needs of the Board, the qualifications of the candidate, and the interests of stockholders. The Nominating Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To recommend a candidate for consideration by the Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information:
•	The name of the stockholder and evidence of the stockholder’s ownership of shares of the Fund, including the number of shares owned and the length of time of ownership;
•
The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Director of the Fund, and the person’s consent to be named as a Director if selected by the Nominating Committee and nominated by the Board of Directors; and

•	If requested by the Nominating Committee, a completed and signed director’s questionnaire.
The stockholder recommendation and information described above must be sent to the Fund’s Secretary, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422, and must be received by the Secretary no less than 120 days, and no more than 150 days prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting or, if the meeting has moved by more than thirty days from the first anniversary of the date of the preceding year’s annual meeting, no less than ten days following the date on which public announcement of the date of such annual meeting is first made.
The Nominating Committee believes that the minimum qualifications for serving as a Director of the Fund are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Directors’ oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest, and independence from management and the Fund.
The Nominating Committee also considers the overall composition of the Board, bearing in mind the benefits that may be derived from having members who have a variety of experiences, qualifications, attributes or skills useful in overseeing a publicly traded, highly regulated entity such as the Fund. The Fund believes a nominee for Director should be at least twenty-one years of age and not older than such maximum age, if any, as the Directors may determine, and shall not be under legal disability. The Directors have not determined a maximum age. The Nominating Committee does not have a formal policy regarding the consideration of diversity in identifying trustee candidates. For a discussion of experiences, qualifications, attributes, or skills supporting the appropriateness of each Director’s service on the Fund’s Board, see the biographical information of the Directors above in the section entitled “Information about Directors and Officers.”
The Fund’s Nominating Committee adopted a charter on May 12, 2004, and amended the charter on November 17, 2004. The charter is available in the Closed-End Funds – Corporate Governance section on the Fund’s website at www.gabelli.com.
Other Board Related Matters
The Board of Directors has established the following procedures in order to facilitate communications among the Board and the stockholders of the Fund and other interested parties.
Receipt of Communications
Stockholders and other interested parties may contact the Board or any member of the Board by mail or electronically. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate by either name or title. All such correspondence should be sent to The Gabelli Multimedia Trust Inc., c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422. To communicate with the Board electronically, stockholders may go to the corporate website at www.gabelli.com under the heading “Contact Us/Contact Information/Email/Board of Directors (Gabelli Closed-End Funds).”
Forwarding the Communications
All communications received will be opened by the office of the General Counsel of the Adviser for the sole purpose of determining whether the contents represent a message to one or more Directors. The office of the General Counsel will forward promptly to the addressee(s) any contents that relate to the Fund and that are not in the nature of advertising, promotions of a product or service, or patently offensive or otherwise objectionable material. In the case of communications to the Board of Directors or any committee or group of members of the Board, the General Counsel’s office will make sufficient copies of the contents to send to each Director who is a member of the group or committee to which the envelope or e-mail is addressed.
The Fund does not expect Directors or nominees for election as Director to attend the Meeting. No Director or nominee for election as Director attended the Fund’s annual meeting of stockholders held on May 10, 2021.
The following table sets forth certain information regarding the compensation of the Directors by the Fund and officers, if any, who were compensated by the Fund rather than the Adviser for the fiscal year ended December 31, 2021.
COMPENSATION TABLE
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021
Name of Person and Position	Aggregate Compensation from the Fund	Aggregate Compensation from the Fund and Fund Complex Paid to Directors*
INTERESTED DIRECTORS/NOMINEES:
Mario J. Gabelli	$ 0	$ 0 (0)
Chairman and Chief Investment Officer
Christopher J. Marangi	$ 0	$ 0 (0)
Director
INDEPENDENT DIRECTORS/NOMINEES:
Calgary Avansino	$6,100	$46,600 (6)
Director
John Birch	$10,125	$41,750 (6)
Director
Elizabeth C. Bogan	$6,100	$132,900 (12)
Director
Anthony J. Colavita**	$3,500	$194,500 (20)
Director
Anthony S. Colavita***	$6,100	$165,150 (20)
Director
James P. Conn	$12,045	$281,500 (23)
Director
Frank J. Fahrenkopf, Jr.	$8,056	$163,500 (12)
Director
Kuni Nakamura	$17,550	$371,550 (35)
Director
Werner J. Roeder	$10,250	$155,500 (19)
Director
Salvatore J. Zizza	$12,545	$332,750 (32)
Director
Daniel E. Zucchi	$8,500	$32,500 (3)
Director
OFFICER:
Carter W. Austin	$62,000
Vice President and Ombudsman
*
Represents the total compensation paid to such persons during the fiscal year ended December 31, 2021, by investment companies (including the Fund) or portfolios that are part of the Fund Complex. The number in parentheses represents the number of such investment companies and portfolios.

**	Mr. Anthony J. Colavita resigned as Director of the Fund on March 25, 2021.
***	Mr. Anthony S. Colavita became Director of the Fund on March 25, 2021.

Required Vote
The election of each of the listed nominees for Director of the Fund requires the affirmative vote of the holders of a majority of the applicable class or classes of shares of the Fund present or represented by proxy at the Meeting, provided a quorum is present.
THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH APPLICABLE NOMINEE.
ADDITIONAL INFORMATION
Independent Registered Public Accounting Firm
PricewaterhouseCoopers, 300 Madison Avenue, New York, New York 10017, has been selected to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2022. PricewaterhouseCoopers acted as the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2021. The Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers in the Fund. A representative of PricewaterhouseCoopers will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.
Set forth in the table below are audit fees and non-audit related fees billed to the Fund by PricewaterhouseCoopers for professional services received during and for the fiscal years ended December 31, 2020 and 2021, respectively.
Fiscal Year Ended December 31	Audit Fees	Audit Related Fees	Tax Fees*	All Other Fees
2020	$45,049	—	$4,335	$13,500
2021	$45,049	—	$4,335	$19,500
*	“Tax Fees” are those fees billed by PricewaterhouseCoopers in connection with tax compliance services, including primarily the review of the Fund’s income tax returns.
The Fund’s Audit Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the independent registered public accounting firm to the Fund’s Adviser and service providers controlling, controlled by, or under common control with the Fund’s Adviser (“affiliates”) that provide ongoing services to the Fund (a “Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report his decision(s) to the Audit Committee at its next regularly scheduled meeting after the Chairman’s pre-approval of such services. The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Fund’s officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit related, and tax services described above for which PricewaterhouseCoopers billed the Fund fees for the fiscal years ended December 31, 2019 and December 31, 2021, were pre-approved by the Audit Committee. All other fees for the fiscal years ended December 31, 2020 and December 31, 2021, reflected in the table above relate to services provided in review of the registration statement.
For the fiscal years ended December 31, 2020 and 2021, PricewaterhouseCoopers has represented to the Fund that it did not provide any non-audit services (or bill any fees for such services) to the Adviser or any Covered Services Provider.

The Audit Committee was not required to consider whether the provision of non-audit services that were rendered to the Adviser or Covered Service Providers that were not pre-approved was compatible with maintaining PricewaterhouseCoopers’ independence.
The Investment Adviser and Administrator
Gabelli Funds, LLC is the Fund’s Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.
Delinquent Section 16(a) Reports
Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund’s executive officers and Directors, executive officers and directors of the Adviser, certain other affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Fund’s securities to file reports of ownership and changes in ownership with the SEC and the NYSE and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on the Fund’s review of Forms 3 and 4 and amendments thereto filed electronically with the SEC during the fiscal year ended December 31, 2021, the Fund believes that during that year such persons complied with all such applicable filing requirements, with the exception of Mr. Alpert who had three late Form 4 filings, and Mr. Birch who had one late Form 4 filing.
Broker Non-Votes and Abstentions
For purposes of determining the presence of a quorum for transacting business related to the Proposal at the Meeting, abstentions, if any, will be treated as shares that are present. Accordingly, for purposes of counting votes, shares represented by abstentions will have the same effect as votes against the Proposal, for which the required vote is a majority of all the votes present for each nominee. Since banks and brokers will have discretionary authority to vote shares in the absence of voting instructions from stockholders with respect to the Proposal, there will be no broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary voting power).
The affirmative vote of a majority of votes present for each nominee at the Meeting or represented by proxy, at which a quorum is present, is necessary for the election of a Director. Abstentions will have the same effect as votes against as to the election of each Director-nominee, although they will be considered present for the purpose of determining the presence of a quorum.
Stockholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Semiannual Report for the six months ending June 30, 2022.
“Householding”
Please note that only one document (i.e., an annual or semiannual report or set of proxy soliciting materials) may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of a document, or for instructions regarding how to request a separate copy of these documents or regarding how to request a single copy if multiple copies of these documents are received, stockholders should contact the Fund at the address and phone number set forth above.
OTHER MATTERS TO COME BEFORE THE MEETING
The Directors of the Fund do not intend to present any other business at the Meeting, nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their discretion.
STOCKHOLDER NOMINATIONS AND PROPOSALS
All proposals by stockholders of the Fund that are intended to be presented at the Fund’s next Annual Meeting of Stockholders to be held in 2023 (the “2023 Annual Meeting”) must be received by the Fund for consideration for inclusion in the Fund’s 2023 proxy statement and proxy relating to that meeting no later than November 30, 2022. Rule 14a-8 under the 1934 Act (“Rule 14a-8”), specifies a number of procedural and eligibility requirements to be satisfied by a stockholder submitting a proposal for inclusion in the Fund’s proxy materials pursuant to this Rule. Any stockholder contemplating submissions of such a proposal is referred to Rule 14a-8.

The Fund’s By-Laws require stockholders that wish to nominate Directors or make proposals to be voted on at an Annual Meeting of the Fund’s Stockholders (and which are not proposed to be included in the Fund’s proxy materials pursuant to Rule 14a-8 under the 1934 Act) to provide timely notice of the nomination or proposal in writing. To be considered timely for the 2023 Annual Meeting, any such notice must be delivered to or mailed and received at the principal executive offices of the Fund at the address set forth on the first page of this proxy statement no earlier than 9:00 a.m. Eastern time on October 31, 2022, and no later than 5:00 p.m. Eastern time on November 30, 2022; provided, however, that if the 2023 Annual Meeting is to be held on a date that is earlier than April 9, 2023, or later than June 8, 2023, such notice must be received by the Fund no later than 5:00 p.m. Eastern time on the tenth day following the date on which public announcement of the date of the 2023 Annual Meeting was first made. Any such notice by a stockholder shall set forth the information required by the Fund’s By-Laws with respect to each nomination or matter the stockholder proposes to bring before the 2023 Annual Meeting.
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
STOCKHOLDERS MAY PROVIDE THEIR VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD, VOTING INSTRUCTION FORM OR SET FORTH IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.
March 30, 2022

GABELLI FUNDS
ONE CORPORATE CENTER
RYE, NY 10580-1334

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D64515-P65263

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE GABELLI MULTIMEDIA TRUST INC.
COMMON STOCKHOLDER

A Election of Directors — The Board of Directors recommends a vote FOR each of the nominees listed.

1. To elect three (3) Directors of the Fund:

Nominees:

01) Mario J. Gabelli
02) Calgary Avansino
03) Christopher J. Marangi

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

D64516-P65263

THE GABELLI MULTIMEDIA TRUST INC.

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Mario J. Gabelli, Peter D. Goldstein and John C. Ball, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Multimedia Trust Inc. (the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held virtually by Internet webcast (Registration link: http://Gabelli.com/CEFAnnualMeeting), on Monday, May 9, 2022 at 9:30 a.m. ET, and at any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted **FOR** the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

GABELLI FUNDS
ONE CORPORATE CENTER
RYE, NY 10580-1334

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D64517-P65263

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE GABELLI MULTIMEDIA TRUST INC.
SERIES C AUCTION PREFERRED STOCKHOLDER

A Election of Directors — The Board of Directors recommends a vote FOR each of the nominees listed.

1. To elect four (4) Directors of the Fund:

Nominees:

01) Mario J. Gabelli
02) Calgary Avansino
03) Christopher J. Marangi
04) Anthony S. Colavita

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

D64518-P65263

THE GABELLI MULTIMEDIA TRUST INC.

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Mario J. Gabelli, Peter D. Goldstein and John C. Ball, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Multimedia Trust Inc. (the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held virtually by Internet webcast (Registration link: http://Gabelli.com/CEFAnnualMeeting), on Monday, May 9, 2022 at 9:30 a.m. ET, and at any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted **FOR** the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

GABELLI FUNDS
ONE CORPORATE CENTER
RYE, NY 10580-1334

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D64517-P65263

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE GABELLI MULTIMEDIA TRUST INC.
SERIES G PREFERRED STOCKHOLDER

A Election of Directors — The Board of Directors recommends a vote FOR each of the nominees listed.

1. To elect four (4) Directors of the Fund:

Nominees:

01) Mario J. Gabelli
02) Calgary Avansino
03) Christopher J. Marangi
04) Anthony S. Colavita

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

GABELLI FUNDS
ONE CORPORATE CENTER
RYE, NY 10580-1334

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D64517-P65263

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE GABELLI MULTIMEDIA TRUST INC.
SERIES E PREFERRED STOCKHOLDER

A Election of Directors — The Board of Directors recommends a vote FOR each of the nominees listed.

1. To elect four (4) Directors of the Fund:

Nominees:

01) Mario J. Gabelli
02) Calgary Avansino
03) Christopher J. Marangi
04) Anthony S. Colavita

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date